DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

6.	DISCONTINUED OPERATIONS

On April 3, 2014, Frontline 2012 and Knightsbridge Shipping Limited (NASDAQ: VLCCF), renamed Golden Ocean Group Limited, or Golden Ocean, entered into an agreement pursuant to which Frontline 2012 sold all of the shares of five SPCs, each owning a cash balance and a Capesize newbuilding, to Golden Ocean. On April 23, 2014, the closing date of the transaction, Golden Ocean issued 15.5 million newly issued ordinary shares to Frontline 2012 as consideration. In April 2014, Frontline 2012 also agreed to sell twenty-five SPCs to Golden Ocean, each owning a fuel efficient dry bulk newbuilding. Thirteen of the SPCs were sold in September 2014 at which time Golden Ocean issued 31.0 million shares to Frontline 2012 as consideration. Frontline 2012 sold the remaining twelve SPCs in March 2015 and received 31.0 million shares of Golden Ocean as consideration.

Frontline 2012 owned 77.5 million shares of Golden Ocean or 69.7% of the total shares outstanding at the time of Golden Ocean's merger with Golden Ocean Group Limited, or the Former Golden Ocean, on March 31, 2015. This ownership percentage was reduced to 44.9% as a result of the aforementioned merger. Frontline 2012 stopped consolidating at this time and equity accounted for its shareholding in Golden Ocean upto June 2015.

In June 2015, Frontline 2012 paid a stock dividend consisting of 75.4 million Golden Ocean shares. All shareholders holding 3.2142 shares or more, received one share in Golden Ocean for every 3.2142 shares held, rounded down to the nearest whole share. The remaining fractional shares were paid in cash. Frontline 2012 held 77.5 million Golden Ocean shares prior to this stock dividend and retained 2.1 million Golden Ocean shares in respect of the treasury shares held at the time of the dividend. This stock dividend was deemed to trigger discontinued operations presentation of the results of Golden Ocean as it represented a strategic shift that has a major effect on Frontline 2012's financial and operational results.

Amounts recorded in respect of discontinued operations in the years ended December 31, 2015 is as follows;

(in thousands of $)	2015
Operating revenues	18,083
Voyage expenses and commissions	(13,414)
Ship operating costs	(7,050)
Administrative expenses	(985)
Depreciation	(7,712)
Vessel impairment loss	(62,489)
Interest expense	(2,119)
Share of results from associated companies	(14,880)
Impairment loss on shares	(40,556)
Gain on non-controlling interest	192
Other financial items	(76)
Net loss from discontinued operations	(131,006)
Net loss attributable to non-controlling interest	(30,305)
Net (loss) income from discontinued operations after non-controlling interest	(100,701)

The vessel impairment loss in 2015 relates to five vessels (KSL China, Battersea, Belgravia, Golden Future and Golden Zhejiang), which Golden Ocean agreed to sell to, and lease back, from Ship Finance. Impairment losses are taken when events or changes in circumstances occur such that future cash flows for an individual vessel will be less than its carrying value and not fully recoverable. In such instances an impairment charge is recognized if the estimate of the undiscounted cash flows expected to result from the use of the vessel and its eventual disposition is less than the vessel's carrying amount.

The impairment loss on shares in 2015 relates to the shares held in Golden Ocean and was incurred in the period from March 31, 2015 (being the date of de-consolidation of Golden Ocean) to June 26, 2015 (being the date of Frontline 2012's stock dividend of Golden Ocean shares). The total impairment loss in this period was $41.7 million, of which $1.1 million was allocated to continuing operations and $40.6 million was allocated to discontinued operations based on the number of Golden Ocean shares that were dividended and retained. An additional impairment loss of $9.4 million was recorded in the period April 1 to December 31, 2015 in relation to the retained non-controlling interest held as an available for sale security. The impairment losses were recorded in the Consolidated Statement of Operations as Impairment loss on marketable securities as it was determined that the losses were other than temporary in view of the significant fall in rates in the Baltic Dry Index.

Related Party Transactions

Frontline 2012 sold twelve SPCs to Golden Ocean in March 2015 and received 31.0 million shares of Golden Ocean as consideration. Golden Ocean assumed $404.0 million in respect of remaining newbuilding installments, net of a cash payment from Frontline 2012 of $108.6 million.

Management Agreements
General Management Agreement
Golden Ocean was provided with general administrative services up to March 31, 2015, at which time the General Management Agreement was terminated, by ICB Shipping (Bermuda) Limited, or ICB, a subsidiary of the Company. ICB was entitled to a management fee of $2.3 million per annum, plus a commission of 1.25% on gross freight revenues from Golden Ocean's tanker vessels, 1% of proceeds on the sale of any of Golden Ocean's vessels, and 1% of the cost of the purchase of vessels. In addition, Golden Ocean, in its discretion, has awarded equity incentives to ICB based upon its performance. Such awards were subject to the approval the Golden Ocean Board of Directors.

Technical Management
The technical management of the Golden Ocean's vessels was provided by ship mangers subcontracted by its General Manager.
General Management Agreement fees, Technical Management fees, newbuilding commission and newbuilding supervision fees earned by the General Manager were $0.6 million, $0.2 million, nil and $1.1 million, respectively, for the period January 1, 2015 to March 31, 2015.

Commercial Management with the Former Golden Ocean
Pursuant to a commercial management agreement, or the Dry Bulk Commercial Management Agreement, the Former Golden Ocean managed Golden Ocean's dry bulk carriers. The Former Golden Ocean was able to subcontract some or all of the services provided to Golden Ocean and its subsidiaries to its affiliates or third parties. Pursuant to the Dry Bulk Commercial Management Agreement, the Former Golden Ocean was entitled to receive a commission of 1.25% of all gross freight earned by Golden Ocean's dry bulk carriers. In addition, Golden Ocean, in its discretion, awarded equity incentives to the Former Golden Ocean based on its performance. Such awards were subject to the approval of the Golden Ocean Board of Directors.

The Former Golden Ocean was considered a related party from September 15, 2014 when Golden Ocean became a majority-owned subsidiary of Frontline 2012. Management fees earned by the Former Golden Ocean were $0.1 million for the period January 1, 2015 to March 31, 2015.